UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2006

GMH COMMUNITIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.              Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2006, GMH Communities Trust (the “Company”) issued a press release announcing a further delay in the filing of its Annual Report on Form 10-K for the year ended December 31, 2005, as well as the Company’s expectation that it will restate certain of its previously reported financial results. As of March 31, 2006, the Company had identified certain potential adjustments relating to the expensing of certain property-related expenditures previously capitalized and the timing of recognition of revenues and expenses previously reported, but had not yet determined the extent to which these adjustments would affect the Company’s previously issued financial statements, and therefore which of the Company’s previously issued financial statements (including those previously filed as part of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q) would be required to be restated. The Audit Committee is in the process of reviewing these adjustments with the Company’s independent registered public accounting firm, Ernst & Young LLP, to determine the proper recording of these adjustments for prior periods.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2006, the Company terminated from employment its chief financial officer and principal accounting officer, Bradley W. Harris, and appointed Dennis J. O’Leary as the Company’s interim chief financial officer. Mr. O’Leary has been an independent consultant and a private investor since January 2004, working as a consultant to GMH Communities Trust and its predecessor entities on financial, structuring and compensation matters since March 2004. In addition, Mr. O’Leary has served as a member of the Company’s Board of Trustees since the Company’s initial public offering in October 2004. He was a partner with Ernst & Young LLP during 2002 and 2003, heading up the firm’s New York Region—Insurance Tax Practice. From 1985 to 2001, Mr. O’Leary was a senior vice president with Reliance Group Holdings, Inc., where he was responsible for worldwide tax planning. Prior to that time, he was a partner with Touche Ross & Co, Certified Public Accountants. Mr. O’Leary received his Bachelor of Arts in economics from LaSalle University in 1970 and an MBA in accounting and finance from Temple University in 1973. He became a certified public accountant in 1974.

Item 7.01                                             Regulation FD Disclosure.

A copy of the Company’s press release, dated March 31, 2006, announcing the events described in Items 4.02 and 5.02 of this Current Report on Form 8-K, and related matters, is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

Item 9.01.                                          Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 31, 2006 for GMH Communities Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2006

GMH COMMUNITIES TRUST

	By:	/s/ Joseph M. Macchione
	Name:	Joseph M. Macchione
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Document Name

99.1	Press Release dated March 31, 2006 for GMH Communities Trust.